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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 14, 2002


                              VARI-L COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        COLORADO                       0-23866                     06-0678347
(State of Incorporation)          (Commission File              (IRS Employer ID
                                       Number)                       Number)


                               4895 Peoria Street
                             Denver, Colorado 80239
                    (Address of Principal Executive Offices)



                                 (303) 371-1560
                         (Registrant's Telephone Number,
                              including Area Code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)          None

     (b)          None

     (c)          Exhibits

                  99.1              Transcript for May 13, 2002 Conference Call


ITEM 9. REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the transcript of the May 13, 2002 Conference Call including a summary of questions and answers from the call is attached as exhibit 99.1 to this report and incorporated herein by reference. The transcript shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

The conference call, which was open to the public, was also broadcast live over the Internet through PRNewswire's web site at www.videonewswire.com.


Date: May 13, 2002                          VARI-L COMPANY, INC.



                                            By: /s/ RICHARD P. DUTKIEWICZ
                                               ---------------------------------
                                               Richard P. Dutkiewicz
                                               Vice President of Finance and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

                EXHIBIT
                NUMBER                          DESCRIPTION
                -------                         -----------
                  99.1              Transcript for May 13, 2002 Conference Call